          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 2, 1996
                                                           REGISTRATION NO. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          EPIC DESIGN TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          CALIFORNIA                                   77-0135608
     ------------------------               ------------------------------------
     (STATE OF INCORPORATION)               (I.R.S. EMPLOYER IDENTIFICATION NO.)

                              310 NORTH MARY AVENUE
                           SUNNYVALE, CALIFORNIA 94086
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             1990 STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                                  TAMMY S. LIU
                      CHIEF FINANCIAL OFFICER AND SECRETARY
                          EPIC DESIGN TECHNOLOGY, INC.
                              310 NORTH MARY AVENUE
                           SUNNYVALE, CALIFORNIA 94086
                                 (408) 988-2997
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   Copies to:

                             CHRIS F. FENNELL, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94306
                                 (415) 493-9300


                         CALCULATION OF REGISTRATION FEE

                                                                          PROPOSED               PROPOSED
                                                                          MAXIMUM                MAXIMUM
          TITLE OF EACH CLASS                      AMOUNT                 OFFERING               AGGREGATE            AMOUNT OF
            OF SECURITIES TO                        TO BE                  PRICE                 OFFERING            REGISTRATION
             BE REGISTERED                        REGISTERED              PER SHARE               PRICE                  FEE

Common Stock
  $0.000 par value....................            600,000 shares          $18.60                 $11,160,000           $3,849


(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market System on July 31, 1996.

         The contents of the Registrant's Form S-8 Registration Statement (Registration No. 33-87080) dated December 6, 1994 are incorporated herein by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

         Exhibit
         Number   Document

         4.1 1990 Stock Option Plan, as amended, and forms of agreement thereunder.
         5.1 Opinion of Wilson, Sonsini, Goodrich & Rosati, a Professional Corporation.
        24.1      Independent Auditors' Consent
        24.2      Consent of Counsel (contained in Exhibit 5.1).
        25.1      Power of Attorney (see page II-5).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, EPIC Design Technology, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 2nd day of August, 1996.

                          EPIC DESIGN TECHNOLOGY, INC.



                          By:       /S/ TAMMY S. LIU
                             -----------------------
                             Tammy S. Liu
                             Chief Financial Officer
                             and Secretary

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Sang S. Wang Ph.D. and Tammy S. Liu his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



              SIGNATURE                                    TITLE                                      DATE
              ---------                                    -----                                      ----


/S/ SANG S. WANG, PH.D.                             Chief Executive                               August 2, 1996
- -------------------------                            Officer and Chairman
(Sang S. Wang, Ph.D.)                                (Principal Executive
                                                     Officer)

/S/ TAMMY S. LIU                                    Chief Financial                                August 2, 1996
- -------------------------                            Officer and
(Tammy S. Liu)                                       Secretary (Principal
                                                     Financial and
                                                     Accounting Officer)


/S/ BERNARD ARONSON                                 President and Director                         August 2, 1996
- -------------------------
(Bernard Aronson)

                                                    Director
- -------------------------
(Joseph A. Prang)


/S/ HENRI A. JARRAT                                 Director                                       August 2, 1996
- -------------------------
(Henri A. Jarrat)

/S/ YEN-SON HUANG, PH.D.                            Director                                       August 2, 1996
- -------------------------
(Yen-Son Huang, Ph.D.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    EXHIBITS



                       Registration Statement on Form S-8

                          EPIC Design Technology, Inc.

                                 August 2, 1996

                                INDEX TO EXHIBITS


   EXHIBIT
    NUMBER                            EXHIBIT
   -------                            -------

     4.1 1990 Stock Option Plan, as amended, and forms of agreement thereunder

     5.1      Opinion of Wilson, Sonsini, Goodrich & Rosati, a Professional
              Corporation

    24.1      Independent Auditor's Consent

    24.2      Consent of Counsel (included in Exhibit 5.1)

    25.1      Power of Attorney (see page II-4)